Risk Management and Fair Values (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Risk Management and Fair Values [Abstract]
Total borrowing	$ 1,606,930	$ 1,513,623
Less: cash and cash equivalents	26,050,456	24,576,341	$ 21,214,080	$ 20,604,582
Net debt	(24,443,526)	(23,062,718)
Total equity	74,027,195	83,402,126	$ 100,816,974	$ 105,618,076
Total capital	$ 49,583,670	$ 60,339,408
Gearing ratio	(33.00%)	(28.00%)